Exhibit D-1






                              Amendment to Agreement of
                            GPU, Inc. and Its Subsidiaries
                  Related to Consolidated Federal Income Tax Returns
                                 Dated May 26, 1983




                    WHEREAS, GPU, Inc. ("GPU") and certain of its subsidiaries have entered into the Agreement of GPU, Inc. and its Subsidiaries related to Consolidated Federal Income Tax Returns, dated May 26, 1983 ("Tax Allocation Agreement");

                    WHEREAS, subsequent to the execution of the Tax Allocation Agreement, additional GPU subsidiary corporations have been organized; and

                    WHEREAS, it is appropriate and desirable that such additional subsidiaries formally become parties to the Tax Allocation Agreement to evidence their agreement to the allocation of consolidated federal income taxes as therein provided.

                    NOW THEREFORE, in consideration of the provisions, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned has hereby executed the Tax Allocation Agreement as of the date indicated below:








          ATTEST                             GPU Power Philippines, Inc.



          By:/s/ W. S. Greengrove            /s/ B. L. Levy

                                             September 11, 1995












                                                       Exhibit D-1






                              Amendment to Agreement of
                            GPU, Inc. and Its Subsidiaries
                  Related to Consolidated Federal Income Tax Returns
                                 Dated May 26, 1983




                    WHEREAS, GPU, Inc. ("GPU") and certain of its subsidiaries have entered into the Agreement of GPU, Inc. and its Subsidiaries related to Consolidated Federal Income Tax Returns, dated May 26, 1983 ("Tax Allocation Agreement");

                    WHEREAS, subsequent to the execution of the Tax Allocation Agreement, additional GPU subsidiary corporations have been organized; and

                    WHEREAS, it is appropriate and desirable that such additional subsidiaries formally become parties to the Tax Allocation Agreement to evidence their agreement to the allocation of consolidated federal income taxes as therein provided.

                    NOW THEREFORE, in consideration of the provisions, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned has hereby executed the Tax Allocation Agreement as of the date indicated below:








          ATTEST                             Victoria Electric
                                             Holdings, Inc.



          By:/s/ W. S. Greengrove            /s/ B. L. Levy

                                             June 17, 1996











                                                       Exhibit D-1






                              Amendment to Agreement of
                            GPU, Inc. and Its Subsidiaries
                  Related to Consolidated Federal Income Tax Returns
                                 Dated May 26, 1983




                    WHEREAS, GPU, Inc. ("GPU") and certain of its subsidiaries have entered into the Agreement of GPU, Inc. and its Subsidiaries related to Consolidated Federal Income Tax Returns, dated May 26, 1983 ("Tax Allocation Agreement");

                    WHEREAS, subsequent to the execution of the Tax Allocation Agreement, additional GPU subsidiary corporations have been organized; and

                    WHEREAS, it is appropriate and desirable that such additional subsidiaries formally become parties to the Tax Allocation Agreement to evidence their agreement to the allocation of consolidated federal income taxes as therein provided.

                    NOW THEREFORE, in consideration of the provisions, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned has hereby executed the Tax Allocation Agreement as of the date indicated below:








          ATTEST                             EI UK Holdings, Inc.



          By:/s/ W. S. Greengrove            /s/ B. L. Levy

                                             April 13, 1996












                                                       Exhibit D-1






                              Amendment to Agreement of
                            GPU, Inc. and Its Subsidiaries
                  Related to Consolidated Federal Income Tax Returns
                                 Dated May 26, 1983




                    WHEREAS, GPU, Inc. ("GPU") and certain of its subsidiaries have entered into the Agreement of GPU, Inc. and its Subsidiaries related to Consolidated Federal Income Tax Returns, dated May 26, 1983 ("Tax Allocation Agreement");

                    WHEREAS, subsequent to the execution of the Tax Allocation Agreement, additional GPU subsidiary corporations have been organized; and

                    WHEREAS, it is appropriate and desirable that such additional subsidiaries formally become parties to the Tax Allocation Agreement to evidence their agreement to the allocation of consolidated federal income taxes as therein provided.

                    NOW THEREFORE, in consideration of the provisions, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned has hereby executed the Tax Allocation Agreement as of the date indicated below:








          ATTEST                             GPUI Lake Holdings, Inc.



          By:/s/ W. S. Greengrove            /s/ B. L. Levy

                                             December 30, 1996






